EXHIBIT NO. 99

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                             WFMBS SERIES 2002-19 B
                            POOL PROFILE (09/27/2002)

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                                      ------------------   --------------------
                                             BID                TOLERANCE
                                      ------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $350,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Oct-02
INTEREST RATE RANGE                          5.500-8.750
GROSS WAC                                         6.680%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      357          (+/- 2 month)

WALTV                                                66%          (maximum +5%)

CALIFORNIA %                                         45%          (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 1%         (maximum  +2%)

AVERAGE LOAN BALANCE                            $460,000     (maximum $490,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                 22%         (maximum  +5%)

PRIMARY RESIDENCE %                                  92%          (minimum -5%)

Pledged Asset %                                       2%          (maximum +1%)

SINGLE-FAMILY DETACHED %                             82%          (minimum -5%)

FULL DOCUMENTATION %                                 79%          (minimum -5%)

UNINSURED (greater than) 80% LTV %                    1%          (maximum +2%)





  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                             WFMBS SERIES 2002-19 B
                            POOL PROFILE (09/27/2002)
                               PRICING INFORMATION
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RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         5.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.01%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           11-Oct-02             9:00 AM

SETTLEMENT DATE                                    30-Oct-02

ASSUMED SUB LEVELS            Estimated                  AAA       2.700%
                                                          AA         TBD
                                                           A         TBD
                                                         BBB         TBD
                                                          BB         TBD
                                                           B         TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-19. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Mike Miller (301) 815-6397
                                              Gretchen Markley (301) 846-8356


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
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                                              WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                        MINIMUM         PHYSICAL         BOOK ENTRY
                                                                         DENOMINATION     CERTIFICATES      CERTIFICATES
                                                                            (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex        $25,000          Allowed          Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                          $100,000          Allowed          Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit         $100,000          Allowed          Allowed
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                  (2)            Allowed          Allowed

Leveraged Inverse Floater IO                                                  (2)           Required        Not Allowed

Residual Certificates                                                         (3)           Required        Not Allowed

All other types of Class A Certificates                                       (5)              (5)              (5)



CLASS B (Investment Grade)                                                 $100,000          Allowed          Allowed

CLASS B (Non-Investment Grade)                                             $250,000         Required        Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.